As filed with the Securities and Exchange Commission on January 7, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21342

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman High Yield Strategies Fund
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2010

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

Neuberger Berman High Yield Strategies Fund Inc. Annual Report October 31, 2010

Contents

THE FUND

President's Letter	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	17

FINANCIAL HIGHLIGHTS/PER SHARE DATA	32

Report of Independent Registered Public Accounting Firm	34
Distribution Reinvestment Plan	35
Directory	37
Directors and Officers	38
Proxy Voting Policies and Procedures	48
Quarterly Portfolio Schedule	48
Report of Votes of Shareholders	49
Board Consideration of the Investment Advisory and Sub-Advisory Agreements	50

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present the annual report for Neuberger Berman High Yield Strategies Fund Inc. for the fiscal period ended October 31, 2010. The report includes a portfolio commentary, a listing of the Fund's investments and its audited financial statements for the reporting period.

As you may know, the Fund was formed in connection with the reorganization of Neuberger Berman Income Opportunity Fund Inc. and Neuberger Berman High Yield Strategies Fund in August 2010. I would like to point out that the Fund has the same investment objective and substantially similar principal investment policies as its predecessor funds. In addition, it invests in substantially similar markets and presents substantially similar general risks.

In addition, I would like to provide an update on the Fund's tender offer activity. The Fund has adopted a tender offer program with substantially similar terms as the tender offer programs of each predecessor fund. Under the Fund's tender offer program, if its common shares trade at an average daily discount to net asset value per share (NAV) of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expires. For the 12-week measurement period that ended November 10, 2010, the Fund traded at an average daily discount to NAV of less than 10% and, accordingly, the Fund will not conduct a tender offer.

Thank you for your confidence in the Fund. We will do our best to continue earning your confidence and trust.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman High Yield Strategies Fund Inc.

Neuberger Berman High Yield Strategies Fund Inc. Commentary (Unaudited)

For the 10-month period ended October 31, 2010, Neuberger Berman High Yield Strategies Fund Inc. posted a solid absolute return and outperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield 2% Issuer Cap Index, on a net asset value basis. During the reporting period, the Fund's high yield securities generated strong results. The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) was beneficial to performance as well.

To a great extent, the same factors that had triggered the high yield market rally that began in the spring of 2009 continued during the reporting period. These included the stabilizing economy, modest inflation, strengthening corporate balance sheets, better-than-expected profits and falling default rates. Aside from some temporary periods of volatility — triggered by the sovereign debt crisis in Europe and concerns regarding a possible double-dip recession — investor risk appetite was robust, further supporting high yield bond prices. All told, the Fund's benchmark posted positive returns during 9 of the 10 months covered by this report and gained 14.2% overall. The high yield market's advance was broad-based, as bonds rated CCC (a relatively low rating) and BB (a relatively high rating) in the index returned 13.5% and 15.0%, respectively.

For the Fund, security selection in autos, electric utilities and construction machinery were the largest positive contributors to performance relative to the benchmark. In contrast, underweights in banking and insurance, along with security selection in retail were the largest detractors from relative results. One negligible detractor from results was the use of interest rate swaps, which we utilized to hedge the Fund's leverage exposure to floating rate borrowing costs. However, as previously mentioned, the use of leverage was beneficial overall to Fund performance for the period.

We made several adjustments to the portfolio during the reporting period, such as reducing our exposure to CCC-rated securities. This was accomplished through the sale of certain holdings that had appreciated and reached our target price. In addition, a number of our holdings rated CCC were upgraded. Finally, we focused on buying higher quality names in the new issue market, as we believed them to be attractively structured and priced. The Fund's exposure to securities rated BB increased during the period. Elsewhere, given signs of slowing economic growth during the second half of the reporting period, we pared our exposure to more cyclical names and increased the Fund's weighting to certain defensive sectors.

Even with its outstanding results over the last two years, we continue to have a positive outlook for the high yield market. We believe that inflation will remain muted and that the U.S. economic recovery will continue, although growth rates could be muted by historical standards coming out of a severe recession. This type of environment has generally been positive for high yield bonds. In addition, the Federal Reserve has signaled that short-term interest rates could remain low "for an extended period" and we believe additional quantitative easing announced in November could keep longer-term rates relatively low as well. Against this backdrop, we believe that demand for high yield bonds will remain strong. Other factors that could support the high yield market could be additional improvements in corporate earnings and declining high yield defaults. After peaking at 10.3% in 2009, default rates were approximately 2.4% at the end of the reporting period. We feel that defaults could further decline based on the gradually improving economy and the lack of default triggers in high yield issuers' balance sheets.

Sincerely,

Ann Benjamin and Tom O'Reilly,
Portfolio Co-Managers

TICKER SYMBOLS
High Yield Strategies Fund Inc.	NHS

PORTFOLIO BY MATURITY DISTRIBUTION
(% of Total Investments excluding cash equivalents)
Less than One Year	0.0%
One to Five Years	24.3
Five To Ten Years	63.9
Ten Years or Greater	11.8
Total	100.0

PERFORMANCE HIGHLIGHTS
	Inception	Average Annual Total Return Ended 10/31/10**
NAV1,3,4	Date	1 Year	5 Years	Life of Fund
High Yield Strategies Fund Inc.	07/28/2003	28.02%	11.61%	11.59%
Market Price2,3,4	Inception Date	1 Year	5 Years	Life of Fund
High Yield Strategies Fund Inc.	07/28/2003	44.99%	10.97%	11.13%

Closed-end funds, unlike open-end funds, are not continuously offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is not indicative of future results.

Portfolios that invest in bonds and other fixed income securities can provide regular income and have historically been less volatile than most stock funds. However, they are subject to risks including credit risk, default on principal or interest payments and interest rate fluctuations. High yield bonds, also known as "junk bonds," are subject to additional risks such as the increased risk of default.

**	Performance prior to the merger date (August 6, 2010) is that of Neuberger Berman High Yield Strategies Fund, and uses that fund's NAV and Market Price as the opening prices.

Endnotes

1	Returns based on Net Asset Value ("NAV") of the Fund. Performance prior to the merger date (August 6, 2010) is that of the Neuberger Berman High Yield Strategies Fund.

2	Returns based on market price of Fund common shares on the NYSE Amex. Performance prior to the merger date (August 6, 2010) is that of Neuberger Berman High Yield Strategies Fund.

3	Unaudited performance data current to the most recent month-end are available at www.nb.com.

4
Neuberger Berman Management LLC ("Management") has voluntarily agreed to waive a portion of the management fees that it is entitled to receive from the Fund. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Management. Absent such a waiver, the performance of the Fund would be lower.

Glossary

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index:
An unmanaged sub-index of Barclays Capital U.S. Corporate High Yield Bond Index, (which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt), capped such that no single issuer accounts for more than 2% of the index weight.

Please note that an index does not take into account any fees and expenses or any tax consequences of investing in individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the above-described index.

Effective in February 2011, the Fund's benchmark will change from the Barclays Capital U.S Corporate High Yield 2% Issuer Cap Index to the Merrill Lynch U.S. High Yield Master II Constrained Index.

Schedule of Investments Neuberger Berman High Yield Strategies Fund Inc.

PRINCIPAL AMOUNT		VALUE†
Bank Loan Obligationsµ (0.4%)
Media—Broadcast (0.4%)
$1,079,108	Univision Communications, Inc., Term Loan, 4.51%, due 3/31/17 (Cost $919,026)	$1,021,689
Corporate Debt Securities (137.0%)
Airlines (3.1%)
3,425,000	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	3,566,281	ñ
1,491,000	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	1,640,100	ñ
2,607,728	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	3,064,081
		8,270,462
Auto Loans (4.1%)
950,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.00%, due 12/15/16	1,111,998
3,875,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 6.63%, due 8/15/17	4,333,947
4,615,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.13%, due 1/15/20	5,643,536
		11,089,481
Auto Parts & Equipment (0.3%)
800,000	Goodyear Tire & Rubber Co., Guaranteed Notes, 8.25%, due 8/15/20	852,000
Automakers (2.1%)
945,000	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	1,181,250
875,000	Ford Motor Co., Senior Unsecured Notes, 7.45%, due 7/16/31	993,125
845,000	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	1,053,081
2,120,000	Navistar Int'l Corp., Guaranteed Notes, 8.25%, due 11/1/21	2,324,050
		5,551,506
Banking (9.0%)
2,235,000	Ally Financial, Inc., Subordinated Notes, 8.00%, due 12/31/18	2,313,225
2,040,000	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	2,254,200	ñ
2,880,000	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 11/1/31	3,146,400
1,970,000	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/13	1,994,625
2,410,000	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/14	2,422,050
845,437	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/16	842,267
11,129,615	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/17	11,073,967
		24,046,734
Beverage (0.4%)
870,000	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	957,000
Building & Construction (0.4%)
1,095,000	Meritage Homes Corp., Guaranteed Notes, 7.15%, due 4/15/20	1,062,150
Building Materials (2.5%)
640,000	Associated Materials LLC, Senior Secured Notes, 9.13%, due 11/1/17	672,000	ñ
1,770,000	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	1,812,310
1,860,000	Ply Gem Industries, Inc., Senior Secured Notes, 11.75%, due 6/15/13	1,997,175
1,780,000	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	1,860,100	ñ
495,000	USG Corp., Senior Unsecured Notes, 6.30%, due 11/15/16	443,025
		6,784,610

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
Chemicals (3.7%)
$1,400,000	Ashland, Inc., Guaranteed Notes, 9.13%, due 6/1/17	$1,613,500
880,000	CF Industries, Inc., Guaranteed Notes, 6.88%, due 5/1/18	1,003,200
455,000	CF Industries, Inc., Guaranteed Notes, 7.13%, due 5/1/20	527,800
790,000	Huntsman Int'l LLC, Guaranteed Notes, 5.50%, due 6/30/16	785,063
2,175,000	LBI Escrow Corp., Senior Secured Notes, 8.00%, due 11/1/17	2,381,625	ñ
550,000	Momentive Performance Materials, Inc., Guaranteed Notes, 12.50%, due 6/15/14	628,375
1,080,000	Momentive Performance Materials, Inc., Guaranteed Notes, 11.50%, due 12/1/16	1,169,100
1,605,000	Momentive Performance Materials, Inc., Secured Notes, 9.00%, due 1/15/21	1,665,187	ñØ
		9,773,850
Consumer/Commercial/Lease Financing (3.5%)
475,000	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.85%, due 6/1/13	440,563
1,140,000	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. Q, 5.25%, due 1/10/13	1,149,975
1,405,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 5/1/13	1,431,344
900,000	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.65%, due 6/1/14	900,000
2,975,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	3,346,875	ñ
1,180,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	1,342,250	ñ
755,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	862,587
		9,473,594
Department Stores (0.5%)
1,280,000	Sears Holdings Corp., Senior Secured Notes, 6.63%, due 10/15/18	1,276,800	ñ
Electric—Generation (6.6%)
3,195,000	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	3,322,800	ñ
2,510,000	Dynegy Holdings, Inc., Senior Unsecured Notes, 7.50%, due 6/1/15	1,945,250
3,100,000	Dynegy Holdings, Inc., Senior Unsecured Notes, 7.75%, due 6/1/19	2,115,750
1,705,000	Dynegy-Roseton Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	1,585,650
1,155,000	Edison Mission Energy, Senior Unsecured Notes, 7.20%, due 5/15/19	831,600
3,945,000	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	2,653,012
2,054,000	Energy Future Intermediate Holding Co. LLC, Senior Secured Notes, 10.00%, due 12/1/20	2,151,364
1,185,000	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	1,256,100	ñ
1,775,000	RRI Energy, Inc., Senior Unsecured Notes, 7.63%, due 6/15/14	1,788,313
		17,649,839
Electric—Integrated (0.4%)
1,000,000	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	1,090,000	ñ
Electronics (4.3%)
2,280,000	Advanced Micro Devices, Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	2,462,400
645,000	Advanced Micro Devices, Inc., Senior Unsecured Notes, 7.75%, due 8/1/20	683,700	ñ
2,471,000	Flextronics Int'l Ltd., Senior Subordinated Notes, 6.25%, due 11/15/14	2,517,331
675,000	Freescale Semiconductor, Inc., Guaranteed Notes, 10.13%, due 12/15/16	658,969
1,910,000	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	2,043,700	ñ
525,000	Freescale Semiconductor, Inc., Guaranteed Notes, 10.75%, due 8/1/20	544,688	ñ
2,265,000	NXP BV Funding LLC, Senior Secured Notes, 9.75%, due 8/1/18	2,471,681	ñ
		11,382,469
Energy—Exploration & Production (7.6%)
6,090,000	ATP Oil & Gas Corp., Senior Secured Notes, 11.88%, due 5/1/15	5,557,125	ñ
2,170,000	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	2,517,200	ØØ
830,000	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	878,763
1,630,000	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	1,727,800
1,015,000	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	1,131,725
1,300,000	Linn Energy LLC, Senior Unsecured Notes, 8.63%, due 4/15/20	1,404,000	ñ

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
$2,065,000	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	$2,132,112	ñ
750,000	Pioneer Natural Resources Co., Senior Guaranteed Notes, 5.88%, due 7/15/16	785,846
675,000	Quicksilver Resources, Inc., Guaranteed Notes, 11.75%, due 1/1/16	779,625
3,555,000	SandRidge Energy, Inc., Guaranteed Notes, 8.00%, due 6/1/18	3,555,000	ñ
		20,469,196
Food & Drug Retailers (1.5%)
850,000	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	922,250
1,005,000	Rite Aid Corp., Senior Secured Notes, 10.38%, due 7/15/16	1,069,069
2,180,000	Rite Aid Corp., Senior Secured Notes, 7.50%, due 3/1/17	2,100,975
		4,092,294
Food—Wholesale (1.7%)
700,000	Del Monte Corp., Guaranteed Notes, 7.50%, due 10/15/19	768,250
1,075,000	Michael Foods, Inc., Senior Notes, 9.75%, due 7/15/18	1,171,750	ñ
2,335,000	NBTY, Inc., Guaranteed Notes, 9.00%, due 10/1/18	2,480,938	ñ
		4,420,938
Forestry/Paper (0.6%)
1,310,000	PE Paper Escrow GmbH, Senior Secured Notes, 12.00%, due 8/1/14	1,519,377	ñ
Gaming (6.1%)
2,915,000	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	3,417,837	ñ
1,485,000	Harrah's Operating Co., Inc., Guaranteed Notes, 5.63%, due 6/1/15	1,106,325
2,330,000	Harrah's Operating Co., Inc., Guaranteed Notes, 10.75%, due 2/1/16	2,117,387
820,000	Harrah's Operating Co., Inc., Senior Secured Notes, 12.75%, due 4/15/18	811,800	ñ
625,000	Marina District Finance Co., Inc., Senior Secured Notes, 9.50%, due 10/15/15	616,406	ñ
1,635,000	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	1,880,250
1,210,000	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	1,323,438	ñ
755,000	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	671,950
225,000	MGM Mirage, Inc., Senior Unsecured Notes, 11.38%, due 3/1/18	233,438
2,849,000	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	2,962,960	ñ
1,280,000	San Pasqual Casino Development Group, Inc., Notes, 8.00%, due 9/15/13	1,241,600	ñ
		16,383,391
Gas Distribution (11.0%)
1,260,000	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	1,313,550
570,000	El Paso Corp., Senior Unsecured Notes, 7.00%, due 6/15/17	621,322
2,695,000	El Paso Energy Corp., Global Medium-Term Notes, 7.80%, due 8/1/31	2,883,402
5,435,000	Energy Transfer Equity L.P., Guaranteed Notes, 7.50%, due 10/15/20	5,924,150
1,178,000	Ferrellgas L.P., Global Senior Unsecured Notes, 6.75%, due 5/1/14	1,192,725
460,000	Ferrellgas L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	465,750
2,575,000	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	2,845,375
635,000	Inergy L.P., Guaranteed Notes, 8.75%, due 3/1/15	690,563
200,000	Inergy L.P., Guaranteed Notes, 8.25%, due 3/1/16	210,000
1,100,000	Inergy L.P., Guaranteed Notes, 7.00%, due 10/1/18	1,149,500	ñ
1,520,000	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 6.88%, due 11/1/14	1,554,200
2,505,000	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	2,749,237
1,430,000	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	1,497,925
7,015,000	Sabine Pass LNG L.P., Senior Secured Notes, 7.50%, due 11/30/16	6,480,106
		29,577,805
Health Care (2.7%)
695,000	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	656,775
800,000	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	752,000
545,000	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	480,963

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
$2,480,000	HCA, Inc., Secured Notes, 9.25%, due 11/15/16	$2,684,600
535,000	HCA, Inc., Secured Notes, 9.63%, due 11/15/16	581,812
1,915,000	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	2,154,375
		7,310,525
Health Facilities (2.1%)
445,000	Biomet, Inc., Guaranteed Notes, 11.63%, due 10/15/17	501,181
1,555,000	Health Management Associates, Inc., Senior Secured Notes, 6.13%, due 4/15/16	1,601,650
1,995,000	National MENTOR Holdings, Inc., Guaranteed Notes, 11.25%, due 7/1/14	2,049,863
1,305,000	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	1,468,125
		5,620,819
Health Services (2.4%)
430,000	AMGH Merger Sub, Inc., Guaranteed Notes, 9.25%, due 11/1/18	445,050	ñ
1,280,000	Omnicare, Inc., Guaranteed Notes, 6.88%, due 12/15/15	1,312,000
400,000	Service Corp. Int'l, Senior Unsecured Notes, 6.75%, due 4/1/15	421,000
2,445,000	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	2,414,437
1,655,000	Warner Chilcott Co. LLC, Guaranteed Notes, 7.75%, due 9/15/18	1,721,200	ñ
		6,313,687
Hotels (1.5%)
1,075,000	Host Hotels & Resorts L.P., Guaranteed Notes, 6.88%, due 11/1/14	1,109,266
85,000	Host Hotels & Resorts L.P., Guaranteed Notes, Ser. O, 6.38%, due 3/15/15	87,125
2,690,000	Host Hotels & Resorts L.P., Guaranteed Notes, Ser. Q, 6.75%, due 6/1/16	2,794,237
		3,990,628
Investments & Misc. Financial Services (0.9%)
2,425,000	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	2,491,688
Leisure (0.7%)
1,615,000	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	1,736,125	ñ
135,000	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.25%, due 6/15/16	147,150
		1,883,275
Machinery (2.1%)
3,180,000	Case New Holland, Inc., Senior Notes, 7.88%, due 12/1/17	3,553,650	ñ
2,040,000	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	2,129,250
		5,682,900
Media—Broadcast (3.9%)
2,635,000	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.75%, due 1/15/13	2,371,500
1,330,000	Sirius XM Radio, Inc., Guaranteed Notes, 8.75%, due 4/1/15	1,434,737	ñ
2,299,038	Umbrella Acquisition, Inc., Guaranteed Notes, 9.75%, due 3/15/15	2,409,009	ñ
1,110,000	Univision Communications, Inc., Senior Secured Notes, 7.88%, due 11/1/20	1,165,500	ñ
160,000	XM Satellite Radio, Inc., Guaranteed Notes, 13.00%, due 8/1/13	190,800	ñ
2,830,000	XM Satellite Radio, Inc., Senior Unsecured Notes, 7.63%, due 11/1/18	2,907,825	ñ
		10,479,371
Media—Cable (8.5%)
2,255,000	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	2,328,287	ñ
1,665,000	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	1,798,200	ñ
3,275,000	Cequel Communications Holdings I LLC, Senior Unsecured Notes, 8.63%, due 11/15/17	3,504,250	ñ
1,975,000	CSC Holdings, Inc., Senior Unsecured Notes, 8.50%, due 6/15/15	2,174,969

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
$3,410,000	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	$3,738,212
1,320,000	EchoStar DBS Corp., Guaranteed Notes, 7.75%, due 5/31/15	1,437,150
2,110,000	Videotron Ltee, Guaranteed Senior Unsecured Notes, 6.88%, due 1/15/14	2,139,012
1,330,000	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	1,497,913
910,000	Virgin Media Finance PLC, Guaranteed Notes, 9.13%, due 8/15/16	972,563
2,600,000	Virgin Media Finance PLC, Guaranteed Notes, Ser. 1, 9.50%, due 8/15/16	2,954,250
225,000	Virgin Media Finance PLC, Guaranteed Notes, 8.38%, due 10/15/19	250,875
		22,795,681
Media—Services (2.0%)
1,330,000	Nielsen Finance LLC, Guaranteed Notes, 11.50%, due 5/1/16	1,529,500
3,495,000	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	3,765,862
		5,295,362
Metals/Mining Excluding Steel (1.8%)
2,515,000	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	2,823,087
662,000	Arch Western Finance LLC, Guaranteed Notes, 6.75%, due 7/1/13	668,620
1,240,000	FMG Resources (August 2006) Pty Ltd., Senior Notes, 7.00%, due 11/1/15	1,271,000	ñ
		4,762,707
Multi-Line Insurance (1.3%)
3,210,000	American Int'l Group, Inc., Junior Subordinated Debentures, 8.18%, due 5/15/58	3,418,650	µ
Packaging (4.0%)
1,060,000	Ardagh Packaging Finance PLC, Senior Secured Notes, 7.38%, due 10/15/17	1,123,600	ñ
670,000	Ardagh Packaging Finance PLC, Guaranteed Notes, 9.13%, due 10/15/20	710,200	ñ
645,000	Ball Corp., Guaranteed Notes, 6.63%, due 3/15/18	669,187
445,000	Berry Plastics Corp., Senior Secured Notes, 8.88%, due 9/15/14	452,788
900,000	Berry Plastics Corp., Secured Notes, 8.88%, due 9/15/14	915,750
3,375,000	Berry Plastics Corp., Senior Secured Notes, 9.50%, due 5/15/18	3,307,500
620,000	Crown Americas LLC, Guaranteed Notes, 7.63%, due 5/15/17	675,800
445,000	Graham Packaging Co. L.P., Guaranteed Notes, 8.25%, due 10/1/18	460,575	ñ
1,520,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	1,584,600	ñ
895,000	Reynolds Group Issuer, Inc., Senior Notes, 9.00%, due 4/15/19	929,681	ñ
		10,829,681
Pharmaceuticals (0.8%)
1,125,000	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	1,174,219	ñ
1,020,000	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 7.00%, due 10/1/20	1,071,000	ñ
		2,245,219
Printing & Publishing (2.3%)
1,930,000	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	2,166,425
1,750,000	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	1,800,312	ñ
1,990,000	TL Acquistions, Senior Notes, 10.50%, due 1/15/15	2,059,650	ñ
		6,026,387
REITs (1.3%)
470,000	Ventas Realty L.P., Guaranteed Notes, Ser. 1, 6.50%, due 6/1/16	494,774
2,325,000	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	2,447,551
565,000	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	584,387
		3,526,712
Software/Services (6.4%)
1,255,000	Ceridian Corp., Guaranteed Notes, 11.25%, due 11/15/15	1,220,488
3,513,125	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	3,416,514

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
$2,115,000	Fidelity National Information Services, Inc., Guaranteed Notes, 7.63%, due 7/15/17	$2,289,487	ñ
1,495,000	Fidelity National Information Services, Inc., Guaranteed Notes, 7.88%, due 7/15/20	1,633,288	ñ
2,090,000	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	2,152,700
684,000	SunGard Data Systems, Inc., Guaranteed Notes, 9.13%, due 8/15/13	700,245
1,365,000	SunGard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	1,525,388
3,990,000	SunGard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	4,204,462
		17,142,572
Specialty Retail (0.9%)
2,100,000	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	2,399,250
Steel Producers/Products (2.0%)
650,000	Steel Dynamics, Inc., Guaranteed Notes, 6.75%, due 4/1/15	673,563
1,035,000	Steel Dynamics, Inc., Guaranteed Notes, 7.75%, due 4/15/16	1,104,862
2,340,000	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	2,436,525
1,425,000	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	1,264,687
		5,479,637
Support—Services (3.3%)
1,100,000	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	1,105,500	ñ
665,000	RSC Equipment Rental, Inc., Senior Unsecured Notes, 9.50%, due 12/1/14	694,094
665,000	RSC Equipment Rental, Inc., Guaranteed Notes, 10.25%, due 11/15/19	723,187
1,015,000	United Rentals N.A., Inc., Guaranteed Notes, 7.00%, due 2/15/14	1,035,300
1,695,000	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	1,932,300
1,230,000	United Rentals N.A., Inc., Guaranteed Notes, 8.38%, due 9/15/20	1,248,450
615,000	West Corp., Guaranteed Notes, 11.00%, due 10/15/16	664,200
1,350,000	West Corp., Guaranteed Notes, 8.63%, due 10/1/18	1,400,625	ñ
		8,803,656
Telecom—Integrated/Services (12.2%)
5,730,000	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	6,388,950	ØØ
1,150,000	Dycom Investments, Inc., Guaranteed Notes, 8.13%, due 10/15/15	1,178,750
2,470,000	GCI, Inc., Senior Unsecured Notes, 8.63%, due 11/15/19	2,717,000
3,145,000	Integra Telecom Holdings, Inc., Senior Secured Notes, 10.75%, due 4/15/16	3,325,837	ñ
5,874,706	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	6,274,512	ØØ
930,000	Intelsat Jackson Holdings Ltd., Guaranteed Notes, 8.50%, due 11/1/19	1,016,025	ñ
3,470,000	Level 3 Financing, Inc., Guaranteed Notes, 9.25%, due 11/1/14	3,400,600
2,365,000	Level 3 Financing, Inc., Guaranteed Notes, 10.00%, due 2/1/18	2,264,487
445,000	PAETEC Holding Corp., Guaranteed Notes, 9.50%, due 7/15/15	470,588
1,240,000	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	1,336,100
1,475,000	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	1,567,188	ñ
695,000	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	765,369
1,975,000	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	2,098,438
		32,803,844
Telecom—Wireless (4.5%)
3,410,000	Clearwire Communications LLC, Senior Secured Notes, 12.00%, due 12/1/15	3,776,575	ñ
2,550,000	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	2,747,625
769,000	MetroPCS Wireless, Inc., Guaranteed Notes, 9.25%, due 11/1/14	805,528
4,905,000	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	4,622,962
		11,952,690
Total Corporate Debt Securities (Cost $337,839,293)		366,978,437

See Notes to Schedule of Investments

NUMBER OF SHARES			VALUE†
Short-Term Investments (0.7%)
1,923,6	39	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,923,639)	$1,923,639

	Total Investments (138.1%) (Cost $340,681,958)		369,923,765 ##
	Liabilities, less cash, receivables and other assets [(28.0%)]		(74,930,265)
	Liquidation Value of Perpetual Preferred Shares [(10.1%)]		(27,175,000)

	Total Net Assets Applicable to Common Shareholders (100.0%)		$267,818,500

See Notes to Schedule of Investments

Notes to Schedule of Investments

†
In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman High Yield Strategies Fund Inc. (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling the investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments

●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

●	Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Bank Loans and Swaps. Inputs used by independent pricing services to value bank loan securities and interest rate swap contracts include multiple broker quotes (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated NAV.

For debt securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund's Board of Directors (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs,

 See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2010:

Asset Valuation Inputs

Investments:	Level 1	Level 2	Level 3§	Total
Bank Loan Obligations
Media—Broadcast	$—	$1,021,689	$—	$1,021,689
Corporate Debt Securities
Airlines	—	5,206,381	3,064,081	8,270,462
Auto Loans	—	11,089,481	—	11,089,481
Auto Parts & Equipment	—	852,000	—	852,000
Automakers	—	5,551,506	—	5,551,506
Banking	—	24,046,734	—	24,046,734
Beverage	—	957,000	—	957,000
Building & Construction	—	1,062,150	—	1,062,150
Building Materials	—	6,784,610	—	6,784,610
Chemicals	—	9,773,850	—	9,773,850
Consumer/Commercial/Lease Financing	—	9,473,594	—	9,473,594
Department Stores	—	1,276,800	—	1,276,800
Electric—Generation	—	16,064,189	1,585,650	17,649,839
Electric—Integrated	—	1,090,000	—	1,090,000
Electronics	—	11,382,469	—	11,382,469
Energy—Exploration & Production	—	20,469,196	—	20,469,196
Food & Drug Retailers	—	4,092,294	—	4,092,294
Food—Wholesale	—	4,420,938	—	4,420,938
Forestry/Paper	—	1,519,377	—	1,519,377
Gaming	—	16,383,391	—	16,383,391
Gas Distribution	—	29,577,805	—	29,577,805
Health Care	—	7,310,525	—	7,310,525
Health Facilities	—	5,620,819	—	5,620,819
Health Services	—	6,313,687	—	6,313,687
Hotels	—	3,990,628	—	3,990,628
Investments & Misc. Financial Services	—	2,491,688	—	2,491,688
Leisure	—	1,883,275	—	1,883,275
Machinery	—	5,682,900	—	5,682,900
Media—Broadcast	—	10,479,371	—	10,479,371
Media—Cable	—	22,795,681	—	22,795,681
Media—Services	—	5,295,362	—	5,295,362

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Investments:	Level 1	Level 2	Level 3§	Total
Metals/Mining Excluding Steel	$—	$4,762,707	$—	$4,762,707
Multi-Line Insurance	—	3,418,650	—	3,418,650
Packaging	—	10,829,681	—	10,829,681
Pharmaceuticals	—	2,245,219	—	2,245,219
Printing & Publishing	—	6,026,387	—	6,026,387
REITs	—	3,526,712	—	3,526,712
Software/Services	—	17,142,572	—	17,142,572
Specialty Retail	—	2,399,250	—	2,399,250
Steel Producers/Products	—	5,479,637	—	5,479,637
Support—Services	—	8,803,656	—	8,803,656
Telecom—Integrated/Services	—	32,803,844	—	32,803,844
Telecom—Wireless	—	11,952,690	—	11,952,690
Total Corporate Debt Securities	—	362,328,706	4,649,731	366,978,437
Short-Term Investments	—	1,923,639	—	1,923,639
Total Investments	$—	$365,274,034	$4,649,731	$369,923,765

§	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 1/1/10	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in and/or out of Level 3	Balance, as of 10/31/10	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/10
Investments in Securities:
Corporate Debt Securities
Airlines	$2,424,995	$7,052	$678,322	$(46,288)	$—	$3,064,081	$334,360
Electric—Generation	—	—	99,892	(3,363,367)	4,849,125	1,585,650	212,030
Total	$2,424,995	$7,052	$778,214	$(3,409,655)	$4,849,125	$4,649,731	$546,390

The Fund had no significant transfers between Levels 1 and 2 during the period ended October 31, 2010. During the period ended October 31, 2010, one security transferred from Level 2 to Level 3 as a result of a decrease in the number of quotations that were readily available to the independent pricing service.

Liability Valuation Inputs
The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Interest rate swap contracts	$—	$(314,555)	$—	$(314,555)

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

##
At October 31, 2010, the cost of investments for U.S. federal income tax purposes was $341,507,462. Gross unrealized appreciation of investments was $29,018,382 and gross unrealized depreciation of investments was $602,079, resulting in net unrealized appreciation of $28,416,303 based on cost for U.S. federal income tax purposes.

ñ
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At October 31, 2010, these securities amounted to approximately $112,255,925 or 41.9% of net assets applicable to common shareholders.

µ
Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2010 and their final maturity dates.

Ø	All or a portion of this security was purchased on a when-issued basis. At October 31, 2010 these securities amounted to $1,665,187 or 0.6% of net assets applicable to common shareholders.

ØØ	All or a portion of this security is segregated in connection with obligations for interest rate swap contracts and when-issued purchase commitments.

See Notes to Financial Statements

Statement of Assets and Liabilities

Neuberger Berman

HIGH YIELD STRATEGIES FUND INC.
October 31, 2010
Assets
Investments in securities, at value* (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$369,923,765
Cash	607,882
Deposits with brokers for open swap contracts	1,505,196
Interest receivable	8,387,833
Receivable for securities sold	3,394,822
Receivable for collateral on securities loaned (Note A)	657,350
Prepaid expenses and other assets	666,956
Total Assets	385,143,804

Liabilities
Notes payable (Note A)	82,600,000
Interest rate swaps, at value (Note A)	314,555
Distributions payable—preferred shares	77,043
Distributions payable—common shares	144,246
Payable for securities purchased	6,440,934
Payable to investment manager—net (Notes A & B)	174,803
Payable to administrator (Note B)	15,891
Interest payable	124,038
Accrued expenses and other payables	258,794
Total Liabilities	90,150,304

Perpetual Preferred Shares Series A (1,087 shares issued and outstanding) at liquidation value	27,175,000
Net Assets applicable to Common Shareholders at value	$267,818,500

Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$293,643,024
Undistributed net investment income (loss)	157,152
Accumulated net realized gains (losses) on investments	(54,908,929)
Net unrealized appreciation (depreciation) in value of investments	28,927,253
Net Assets applicable to Common Shareholders at value	$267,818,500
Common Shares Outstanding (no par value; unlimited number of shares authorized)	19,373,196

Net Asset Value Per Common Share Outstanding	$13.82
*Cost of Investments:	$340,681,958

See Notes to Financial Statements

Statements of Operations

Neuberger Berman
	HIGH YIELD STRATEGIES FUND INC.
	Period from January 1, 2010 to October 31, 2010	For the Year Ended December 31, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$—	$15,772
Interest income—unaffiliated issuers	18,593,125	19,515,676
Income from investments in affiliated issuers (Note E)	—	10,143
Income from securities loaned—net (Note E)	17,082	20,010
Foreign taxes withheld	(48)	—
Total income	$18,610,159	$19,561,601

Expenses:
Investment management fees (Notes A & B)	1,222,585	1,043,667
Administration fees (Note B)	101,881	86,971
Investor service fees (Note B)	—	6,600
Audit fees	75,750	76,466
Basic maintenance expense (Note B)	20,833	25,417
Custodian fees (Note B)	68,451	98,527
Insurance expense	8,172	7,630
Legal fees	123,235	258,327
Shareholder reports	78,425	99,495
Stock exchange listing fees	20,822	25,000
Stock transfer agent fees	18,272	28,896
Interest expense (Note A)	910,662	1,216,193
Directors' fees and expenses	39,870	50,113
Merger fees (Note H)	200,000	—
Tender offer fees (Note F)	—	22,739
Miscellaneous	13,910	17,357
Total expenses	2,902,868	3,063,398
Investment management fees waived (Notes A & B)	(101,881)	(55,903)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(538)	(174)
Total net expenses	2,800,449	3,007,321
Net investment income (loss)	$15,809,710	$16,554,280

Realized and Unrealized Gain (Loss) on Investments (Note A)

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	13,245,250	(39,877)
Sales of investment securities of affiliated issuers	10,140	68,164
Interest rate swap contracts	(991,524)	(1,173,621)

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	6,259,630	58,207,708
Interest rate swap contracts	794,380	448,123
Net gain (loss) on investments	19,317,876	57,510,497
Distributions to Preferred Shareholders	(453,730)	(472,605)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$34,673,856	$73,592,172

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman
	HIGH YIELD STRATEGIES FUND INC.
	Period From January 1, 2010 to October 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets Applicable to Common Shareholders:

From Operations (Note A):
Net investment income (loss)	$15,809,710	$16,554,280	$18,581,535
Net realized gain (loss) on investments	12,263,866	(1,145,334)	(34,408,343)
Change in net unrealized appreciation (depreciation) of investments	7,054,010	58,655,831	(35,842,074)

Distributions to Preferred Shareholders From (Note A):
Net investment income	(453,730)	(472,605)	(3,339,115)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	34,673,856	73,592,172	(55,007,997)

Distributions to Common Shareholders From (Note A):
Net investment income	(14,607,247)	(14,441,783)	(14,977,866)
Tax return of capital	—	—	(1,198,186)
Total distributions to common shareholders	(14,607,247)	(14,441,783)	(16,176,052)

From Capital Share Transactions (Note D):
Proceeds from shares issued in connection with the acquisition of Neuberger Berman Income Opportunity Fund Inc. (Note H)	109,091,570	—	—
Proceeds from reinvestment of dividends and distributions	367,125	—	—
Payments for shares redeemed in connection with tender offer (Note F)	—	(11,764,397)	—
Total net proceeds from capital share transactions	109,458,695	(11,764,397)	—

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	129,525,304	47,385,992	(71,184,049)

Net Assets Applicable to Common Shareholders:
Beginning of period	138,293,196	90,907,204	162,091,253
End of period	$267,818,500	$138,293,196	$90,907,204
Undistributed net investment income (loss) at end of period	$157,152	$608,118	$—
Distributions in excess of net investment income at end of period	$—	$—	$(75,907)

See Notes to Financial Statements

Statements of Cash Flows

Neuberger Berman
	HIGH YIELD STRATEGIES FUND INC.
	For the Period Ended October 31, 2010	For the Year Ended December 31, 2009
Increase (decrease) in cash:

Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$34,673,856	$73,592,172
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(338,192,503)	(304,293,939)
Proceeds from disposition of investment securities	338,876,783	314,743,835
Purchase/sale of short-term investment securities, net	(582,052)	6,448,388
Assets and liabilities acquired in the reorganization	3,893,557	—
Increase/decrease in collateral for securities loaned	4,408,564	(4,987,611)
Decrease in net interest payable/receivable on interest rate swap contracts	3,251	888
Increase in dividends and interest receivable	(4,902,299)	(426,985)
Increase/decrease in receivable for securities lending income	2,293	(922)
Increase/decrease in prepaid expenses and other assets	(263,792)	162,588
Increase/decrease in receivable for securities sold	(3,295,555)	781,065
Increase in deposits with brokers for open interest rate swap contracts	(5,196)	—
Increase/decrease in accumulated unpaid dividends on Preferred Shares	75,965	(83,713)
Increase/decrease in payable for collateral on securities loaned	(4,987,611)	4,987,611
Decrease in payable for securities lending fees	(994)	(760)
Increase/decrease in payable for investment securities purchased	5,519,903	(3,445,882)
Increase/decrease in interest payable	121,933	(224,992)
Net accretion of discount on investments	(1,617,842)	(3,919,342)
Increase in accrued expenses and other payables	228,952	40,454
Unrealized appreciation on securities	(6,259,630)	(58,207,708)
Unrealized appreciation on interest rate swap contracts	(794,380)	(448,123)
Net realized gain from investments	(13,255,390)	(28,287)
Net realized loss from interest rate swap contracts	991,524	1,173,621
	$14,639,337	$25,862,358
Net cash provided by operating activities

Cash flows from financing activities:
Cash distributions paid on Common Shares	(14,498,457)	(14,406,628)
Cash distributions reinvested on Preferred Shares	367,125	—
Payout for Common Shares redeemed via tender offer	—	(11,764,397)

Net cash used in financing activities	(14,131,332)	(26,171,025)
Net increase (decrease) in cash	508,005	(308,667)

Cash:
Beginning balance	99,877	408,544
Ending balance	$607,882	$99,877

Supplemental disclosure
    During the period ended October 31, 2010, Neuberger Berman High Yield
    Strategies Fund acquired all of the net assets of Neuberger Berman Income
    Opportunity Fund Inc. through a tax-free reorganization
    (See Note H for more information).

Cash paid for interest	$788,729	$1,286,153

See Notes to Financial Statements

Notes to Financial Statements High Yield Strategies Fund Inc.

Note A—Summary of Significant Accounting Policies:

1	General: Except where otherwise indicated, information included herein is as of October 31, 2010. The Fund was organized as a Maryland corporation on March 18, 2010, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. Management is the investment manager to the Fund. Neuberger Berman Fixed Income LLC ("NBFI") is the sub-adviser to the Fund. The Fund's common shares are listed on the NYSE Amex under the symbol NHS. After the close of business on August 6, 2010, Neuberger Berman High Yield Strategies Fund ("Old NHS") merged with and into the Fund. After Old NHS merged with and into the Fund, Neuberger Berman Income Opportunity Fund Inc. ("NOX") merged with and into the Fund. (see Note H for more information regarding both transactions). The historical performance and financial statement history prior to August 6, 2010 are those of Old NHS. For periods prior to August 6, 2010, the term the "Fund" will refer to Old NHS.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3	Securities transactions and investment income: Security transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the period ended October 31, 2010 was $1,081.

4
Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007 - 2009. As of October 31, 2010, the Fund did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on October 31, 2010, permanent differences resulting primarily from different book and tax accounting for income recognized on interest rate swaps, non-deductible excise tax paid, non-deductable restructuring costs and merger adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") applicable to common shareholders or NAV per common share of the Fund.

The tax character of distributions paid during the period ended October 31, 2010 and the years ended December 31, 2009 and December 31, 2008 was as follows:

Distributions Paid From:
Ordinary Income			Long-Term Capital Gains			Tax Return of Capital			Total
2010(1)	2009	2008	2010(1)	2009	2008	2010(1)	2009	2008	2010(1)	2009	2008
$15,060,977	$14,914,388	$18,316,981	$—	$—	$—	$—	$—	$1,198,186	$15,060,977	$14,914,388	$19,515,167

(1)	During the period January 1, 2010 to October 31, 2010.

As of October 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$365,117	$—	$28,115,072	$(54,083,425)	$(25,603,236)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, distribution payments, income recognized on interest rate swaps and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2010, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring In:
2015		2016		2017
$24,855,295	(1)	$23,791,197	(1)	$5,436,933

(1)	The capital loss carryforwards shown above include $24,855,295 and $4,971,059 expiring in 2015 and 2016, respectively, which were acquired on August 6, 2010 in the merger with NOX. The use of these losses to offset future gains may be limited.

During the period ended October 31, 2010, the Fund utilized capital loss carryforwards of $12,848,717.

5	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities net of refunds recoverable.

6	Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on notes and the level of Fund expenses. In an effort to maintain a stable monthly distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2010 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-8.

On October 29, 2010, the Fund declared a monthly distribution to common shareholders in the amount of $0.11 per share, payable after the close of the reporting period, on November 30, 2010, to shareholders of record on November 15, 2010, with an ex-date of November 10, 2010. Subsequent to October 31, 2010, the Fund declared a monthly distribution to common shareholders in the amount of $0.11 per share, payable on December 31, 2010 to shareholders of record on December 15, 2010, with an ex-date of December 13, 2010.

7	Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

8
Financial leverage: On October 22, 2003, Old NHS issued 3,600 Money Market Cumulative Preferred Shares ("MMP"), each without par value, with proceeds of $90,000,000 in a public offering. On November 13, 2008, Old NHS redeemed all 3,600 MMP at the liquidation price of $25,000 per share plus any accumulated and unpaid dividends.

In September 2008, Old NHS entered into a Master Securities Purchase Agreement and a Master Note Purchase Agreement pursuant to which it could issue privately placed notes ("Old NHS PNs") and privately placed perpetual preferred shares ("Old NHS PPS"). In November 2008, Old NHS issued Old NHS PNs with an aggregate principal value of $45,900,000 and issued 492 Old NHS PPS with an aggregate liquidation preference of $12,300,000 and used those proceeds to redeem outstanding MMP.

On August 6, 2010, each of Old NHS and NOX merged with and into the Fund (see Note H - Reorganization for additional disclosure). In connection with the mergers, the Fund issued 1,087 Perpetual Preferred Shares, Series A ("PPS") with an aggregate liquidation preference of $27,175,000 to preferred shareholders of Old NHS and NOX in exchange for their Old NHS PPS and NOX preferred shares. In connection with the mergers, the Fund also assumed the Old NHS PNs and the notes that NOX had previously issued ("NOX Notes"). On September 30, 2010, the Fund issued privately placed notes ("PNs" and, together with PPS, "Private Securities") with an aggregate principal value of $82,600,000 to holders of Old NHS PNs and NOX Notes in exchange for their Old NHS PNs and NOX Notes.

The PNs have a maturity date of November 2013 and the interest on the PNs is accrued daily and paid quarterly. The PPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("PPS Liquidation Value"). Distributions on the PPS are accrued daily and paid quarterly. The Old NHS PNs and the Old NHS PPS had these same terms.

For the period of January 1, 2010 to August 6, 2010, the distribution rate on the Old NHS PPS ranged from 3.15% to 3.43%. For the period of August 7, 2010 to October 31, 2010, the distribution rate on the PPS ranged from 3.19% to 3.43%. For the period of January 1, 2010 to September 29, 2010, the interest rate on the Old NHS PNs ranged from 1.65% to 1.93%. For the period of September 30, 2010 to October 31, 2010, the interest rate on the PNs was 1.69%.

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the PNs. The expenses are included in the interest expense that is reflected in the Statements of Operations.

The Fund may redeem PPS or prepay the PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of PPS at PPS Liquidation Value and certain expenses and/or mandatory prepayment of PNs at par plus accrued but unpaid interest and certain expenses. The holders of PPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the holders of PPS will vote separately as a class on certain matters, as required by law or the Fund's organizational documents. The holders of PPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on PPS for two consecutive years.

9	Security lending: A third party, eSecLending, assisted Old NHS in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to Old NHS in consideration of Old NHS entering into an exclusive securities lending arrangement. During most of the fiscal period, eSecLending served as exclusive lending agent for Old NHS. As a result of a bidding process on October 1, 2009, no principal had an exclusive securities lending arrangement with Old NHS; as such, Old NHS was not guaranteed any particular level of income during the fiscal period. After the close of business on August 6, 2010, the Fund continued participation in the securities lending program. As of August 27, 2010, the Fund no longer participates in a security lending program.

Under the securities lending arrangement, the Fund received cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund invested all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by NBFI, an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund was not a money market fund registered under the 1940 Act and did not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. The Fund redeemed all of its investments in Quality Fund, if any, as of August 27, 2010.

Net income from the securities lending program represents any amounts received from a principal, plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal period ended October 31, 2010, the Fund received net income under the securities lending arrangement of $17,082, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net," which includes $4,405 of interest income that was earned from the Quality Fund.

The "Receivable for collateral on securities loaned" includes $657,350, which was acquired in connection with the reorganization of the Fund and NOX (see Note H). This receivable is the result of a claim for cash which was due to NOX from stock loan transactions, but was frozen in an account after Lehman Brothers Holdings Inc. ("LBHI") filed for bankruptcy in September 2008. The Fund continues to pursue collecting this receivable. In the event the Fund is not successful, Management has voluntarily agreed to reimburse the amount owed to the Fund.

10	Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11	Reverse repurchase agreements: The Fund may enter into reverse repurchase agreements with institutions deemed creditworthy by Management. A reverse repurchase agreement involves the sale of a security by the Fund, with an agreement to repurchase the same or substantially similar security at an agreed upon price and date. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. There were no reverse repurchase agreements outstanding at October 31, 2010.

12	Concentration of credit risk: The Fund will normally invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers, which include securities that are rated below investment grade by a rating agency or are unrated debt securities determined to be of comparable quality by the Fund's investment manager.

Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund's common shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

13	Derivative instruments: During the period ended October 31, 2010, the Fund's use of derivatives was limited to interest rate swap contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest Rate Swaps: The Fund entered into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of an interest rate swap contract, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligations on the Fund's Private Securities. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. There is no guarantee that these swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At October 31, 2010, the Fund had an outstanding interest rate swap contract as follows:

			Rate Type
Swap Counter Party	Notional Amount(2)	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund(1)	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$45,000,000	January 28, 2011	2.92%	0.26%	$(13,324)	$(301,231)	$(314,555)

(1)	30 day LIBOR (London Interbank Offered Rate) at October 26, 2010.

(2)	The notional amount at period end is indicative of the volume throughout the period.

 At October 31, 2010, the Fund held the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives
Interest Rate Risk
Interest Rate Swap Contract(1)	$(314,555)
Total Value	$(314,555)

(1)
"Interest Rate Swap Contract" reflects the appreciation (depreciation) of the interest rate swap contract plus accrued interest as of October 31, 2010, which is reflected in the Statement of Assets and Liabilities under the caption "Interest rate swaps, at value."

The impact of the use of these derivative instruments on the Statement of Operations during the period ended October 31, 2010, was as follows:

Realized Gain (Loss)(1)
Interest Rate Risk
Interest Rate Swap Contract	$(991,524)
Total Realized Gain (Loss)	$(991,524)

Change in Appreciation (Depreciation)(2)
Interest Rate Risk
Interest Rate Swap Contract	$794,380
Total Change in Appreciation (Depreciation)	$794,380

(1)	Reflected in the Statement of Operations under the caption "Net realized gain (loss) on interest rate swap contracts."

(2)	Reflected in the Statement of Operations under the caption "Change in net unrealized appreciation (depreciation) in value of interest rate swap contracts."

14	Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a monthly fee computed at an annual rate of 0.60% of the Fund's average daily Managed Assets. Managed assets equal the total assets of the Fund less liabilities other than the aggregate indebtedness entered into for purposes of leverage. Management is responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. Management has retained NBFI to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio. Management compensates NBFI for its services as sub-adviser. Management pays NBFI a monthly sub-advisory fee calculated at an annual percentage rate of 0.15% of the Fund's average daily Managed Assets.

In connection with Old NHS's May 2009 tender offer and the tender offer program, effective June 9, 2009, Management agreed to voluntarily waive a portion of the management fee it was entitled to receive from Old NHS at an annual rate of 0.05% of Old NHS's average daily Managed Assets. This waiver terminated at the time Old NHS merged with and into the Fund. In connection with the mergers, Management has agreed to voluntarily waive a portion of the management fees it is entitled to receive from the Fund at an annual rate of 0.05% of the Fund's average daily Managed Assets. This voluntary waiver is expected to remain in effect until July 1, 2012, but may be changed or terminated by Management at any time. For the period ended October 31, 2010, such waived fees amounted to $101,881.

Several individuals who are officers and/or Directors of the Fund are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street Bank and Trust Company ("State Street") a fee for all services received under the agreement.

On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of LBHI's Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management and NBFI were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Fund's Investment Advisory Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Directors who are not "interested persons" of the Fund's investment adviser and its affiliates or the Fund, considered and approved a new Investment Advisory Agreement and a new Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

These events have not had a material impact on the Fund or its operations. Management and NBFI continue to operate in the ordinary course of business as the investment adviser and sub-adviser of the Fund, respectively.

Other non-affiliated service providers: In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency and holders of Private Securities a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the Private Securities. "Discounted value" refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

State Street serves as the Fund's custodian and The Bank of New York Mellon serves as the Fund's transfer agent, registrar, and dividend paying agent.

The Fund has an expense offset arrangement in connection with its custodian contract. For the period ended October 31, 2010, the impact of this arrangement was a reduction of expenses of $538.

Note C—Securities Transactions:

During the period ended October 31, 2010, there were purchases and sales of investments (excluding short-term securities and interest rate swap contracts) of $314,717,238 and $308,339,196, respectively.

Note D—Capital:

At October 31, 2010 the common shares outstanding and the common shares of the Fund owned by Neuberger Berman Alternative Fund Management LLC ("NBAFM") and Neuberger, affiliates of Management, were as follows:

Common Shares Outstanding	Common Shares Owned by NBAFM	Common Shares Owned by Neuberger
19,373,196	15,339	5,116

Transactions in common shares for the period ended October 31, 2010 and for the years ended December 31, 2009 and December 31, 2008 were as follows:

	For the Period Ended October 31, 2010(1)	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Shares Issued on Reinvestment of Dividends and Distributions	28,058	—	—
Shares Issued in Connection with the Acquisition of NOX (See Note H)	8,316,011	—	—
Redemption of Common Shares	—	(1,225,458)	—
Net Increase (Decrease) in Common Shares Outstanding	8,344,069	(1,225,458)	—

(1)	For the period January 1, 2010 to October 31, 2010.

Note E—Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2010	Value October 31, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC*	4,956,641	32,737,642	37,694,283	—	$—	$4,405

*	Quality Fund, a fund that was managed by NBFI, an affiliate of Management, was used to invest cash the Fund received as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund were held by funds in the related investment management complex, Quality Fund may have been considered an affiliate of the Fund.

Note F—Tender Offer Program:

Old NHS, a predecessor to the Fund, conducted a tender offer in May 2009 for up to 10% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expired. Under the terms of the tender offer, on June 5, 2009, the Fund accepted 1,225,458 common shares, representing approximately 10%

of its then outstanding common shares. Final payment was made at $9.60 per share, representing 98% of the NAV per share on May 29, 2009.

In 2009, Old NHS's Board authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period ("Old NHS Tender Offer Program"). Under the Old NHS Tender Offer Program, if the Fund's common shares traded at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

Old NHS's initial measurement period under the Old NHS Tender Offer Program commenced June 5, 2009 and ended August 28, 2009 (the "Measurement Period"). During the Measurement Period, the Fund traded at an average daily discount to NAV per share of less than 10% and, therefore, in accordance with its Old NHS Tender Offer Program, did not conduct a tender offer.

After the reorganization, the Fund adopted a substantially similar tender offer program consisting of up to three tender offers over a two-year period ("Tender Offer Program"). During the Fund's initial measurement period under the Tender Offer Program, August 18, 2010 to November 10, 2010, the Fund traded at an average daily discount to NAV of less than 10% and, therefore, in accordance with its Tender Offer Program, did not conduct a tender offer.

In connection with the Old NHS Tender Offer Program, Management agreed to implement a voluntary waiver of 0.05% of its investment advisory fees to offset some of the expenses associated with, or possible increases in Old NHS's expense ratio resulting from, the tender offers (see Note B for additional disclosure). This waiver terminated at the time Old NHS merged with and into the Fund. In connection with the mergers, Management agreed to voluntarily waive a portion of its management fee at an annual rate of 0.05% of the Fund's average daily Managed Assets. The Board retains the ability, consistent with its fiduciary duty, to opt out of the Tender Offer Program should circumstances arise that the Board believes could cause a material negative effect on the Fund or the Fund's shareholders.

Note G—Change in Year End:

The Board adopted a change in the Fund's fiscal year and tax year end date to October 31. This change was effective as of the end of this fiscal period, which ran from January 1, 2010 to October 31, 2010.

Note H—Reorganization:

In February 2010, the Boards of Old NHS and NOX approved a proposal to reorganize Old NHS and NOX into the Fund pursuant to an Agreement and Plan of Reorganization ("Agreement"). At the July 2010 annual meetings of shareholders, shareholders of each of Old NHS and NOX approved the Agreement. In accordance with the Agreement, first Old NHS, and then NOX, transferred its assets to the Fund in exchange for Fund common shares and Fund preferred shares and the Fund assumed each of Old NHS's and NOX's liabilities. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from NOX was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

After the close of business on August 6, 2010, Old NHS merged with and into the Fund pursuant to the Agreement. The merger was accomplished by a tax-free exchange of the net assets of Old NHS, which aggregated $157,022,940 (including investments with a cost of $148,637,738 and $11,723,763 of unrealized appreciation), for 11,033,556 Fund common shares (with a net asset value of $13.1166) and 492 Fund preferred shares (with a total liquidation preference of $12,300,000) and the assumption by the Fund of Old NHS's liabilities. Old NHS common shareholders and preferred shareholders received the same number of common shares and preferred shares of the Fund as they previously held of Old NHS.

After Old NHS merged with and into the Fund, NOX merged with and into the Fund, pursuant to the Agreement. The merger was accomplished by a tax-free exchange of the net assets of NOX, which aggregated $123,966,569 (including $8,135,275 of unrealized appreciation), for 8,316,011 Fund common shares and 595 Fund preferred shares (with a total liquidation preference of $14,875,000) and the assumption by the Fund of NOX's liabilities.

The merger of NOX and the Fund was based on the relative net asset values of NOX and the Fund (after its merger with Old NHS). On August 6, 2010, the net asset value per common share for NOX was $7.5731. The net asset value per common share for the Fund after its merger with Old NHS was $13.1173. As a result, former NOX common shareholders received 0.577 Fund common shares for each NOX common share previously held. NOX common shareholders subsequently received cash in lieu of fractional shares not held in NOX's Distribution Reinvestment Plan. In addition, NOX preferred shareholders each received the same number of preferred shares of the Fund as they previously held of NOX.

The combined net assets of the Fund immediately after both transactions were $280,989,509.

Assuming the reorganization had been completed on January 1, 2010, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the period ended October 31, 2010, are as follows:

Net investment income (loss)	$22,776,387
Net realized gain (loss) on investments	18,972,320
Net unrealized gain (loss) on investments	9,123,480
Distributions to Preferred Shareholders	(743,952)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$50,128,235

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NOX that has been included in the Fund's Statement of Operations as of October 31, 2010.

Note I—Recent Market Events:

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Fund.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. In response, the Dodd-Frank

Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), was signed into law initiating a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to ensure financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund invests, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. The ultimate impact of the Dodd-Frank Act, and any resulting regulations, is not yet certain.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the severity or duration of these market events.

Financial Highlights

High Yield Strategies Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Period from January 1, 2010 to October 31,		Year Ended December 31,
	2010^^^		2009		2008		2007^^	2006	2005
Common Share Net Asset Value, Beginning of Period	$12.54		$7.42		$13.23		$15.05	$14.51	$15.58
Net Investment Income¢	1.19		1.43		1.52		1.67	1.65	1.71
Net Gains or Losses on Securities (both realized and unrealized)	1.20		4.97		(5.74)		(1.34)	0.61	(0.94)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(0.03)		(0.04)		(0.27)		(0.40)	(0.37)	(0.24)
Net Realized Gains¢	—		—		—		(0.01)	—	—
Total Distributions to Preferred Shareholders	(0.03)		(0.04)		(0.27)		(0.41)	(0.37)	(0.24)
Total From Investment Operations Applicable to Common Shareholders	2.36		6.36		(4.49)		(0.08)	1.89	0.53
Less Distributions to Common Shareholders From:
Net Investment Income	(1.08)		(1.26)		(1.22)		(1.69)	(1.35)	(1.58)
Net Capital Gains	—		—		—		(0.05)	—	(0.02)
Tax Return of Capital	—		—		(0.10)		—	—	(0.00	)***
Total Distributions to Common Shareholders	(1.08)		(1.26)		(1.32)		(1.74)	(1.35)	(1.60)
Accretive Effect of Tender Offer	—		0.02		—		—	—	—
Common Share Net Asset Value, End of Period	$13.82		$12.54		$7.42		$13.23	$15.05	$14.51
Common Share Market Value, End of Period	$14.04		$11.95		$6.38		$11.82	$15.18	$15.61
Total Return, Common Share Net Asset Value†	19.78	%**	92.44%		(35.32)%		(0.13)%	13.91%	3.63%
Total Return, Common Share Market Value†	27.69	%**	113.27%		(37.75)%		(11.54)%	6.79%	5.40%
Ratios/Supplemental Data††
Ratios are calculated using Average Net Assets
Applicable to Common Shareholders
Ratio of Gross Expenses#	1.95	%*Ø	2.60	%Ø	1.80	%Ø	1.44%	1.49%	1.53%
Ratio of Net Expenses	1.95	%*§Ø‡‡	2.60	%§Ø	1.80	%§Ø	1.44%§	1.49%	1.53%
Ratio of Net Investment Income	11.02	%*	14.30%		13.43%		11.33%	11.29%	11.44%
Portfolio Turnover Rate	130	%**ØØ	159%		122%		129%	111%	96%
Net Assets Applicable to Common Shares, End of Period (000's)	$267,819		$138,293		$90,907		$162,091	$184,389	$177,659
Perpetual Preferred Shares¢¢
Preferred Shares Outstanding, End of Period (000's)	$27,175		$12,300		$12,300		$90,000	$90,000	$90,000
Asset Coverage Per Share@	$271,454		$306,086		$209,943		$70,107	$76,284	$74,400
Involuntary Liquidation Preference and Approximate Market Value Per Share	$25,000		$25,000		$25,000		$25,000	$25,000	$25,000
Notes Payable
Notes Payable Outstanding, End of Period (000's)	$82,600		$45,900		$45,900		$—	$—	$—
Asset Coverage Per $1,000 of Notes Payable@@	$4,572		$4,281		$3,250		$—	$—	$—

See Notes to Financial Highlights

Notes to Financial Highlights High Yield Strategies Fund Inc.

†
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§	After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized net expenses to average daily net assets would have been:

Period from January 1, 2010 to October 31,	Year Ended December 31,
2010	2009	2008	2007
2.02%	2.65%	1.65%	1.44%

@
Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (Old NHS's PPS prior to August 6, 2010 and MMP prior to November 13, 2008)) from the Fund's total assets and dividing by the number of PPS/MMP outstanding.

@@
Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (Old NHS's PPS prior to August 6, 2010 and MMP prior to November 13, 2008) and Notes payable (the Old NHS Notes payable prior to September 29, 2010) from the Fund's total assets and dividing by the outstanding Notes payable balance.

††
Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to PPS (MMP prior to November 13, 2008) outstanding. Income ratios also include the effect of interest expense from the PNs.

¢	Calculated based on the average number of shares outstanding during each fiscal period.

***	Rounds to less than $0.01.

^^	Effective February 28, 2007, Management became the investment adviser.

¢¢
  From October 22, 2003 to November 13, 2008, the Fund had 3,600 MMP outstanding; from November 14, 2008 to August 6, 2010, the Fund had 492 Old NHS PPS outstanding. Since August 6, 2010, the Fund has 1,087 PPS outstanding (see Note A-8 to Financial Statements).

Ø	Interest expense is included in expense ratios. The annualized ratio of interest expense to average net assets applicable to common shareholders was:

Period from January 1, 2010 to October 31,	Year Ended December 31,
2010	2009	2008
.63%	1.05%	0.16%

*	Annualized.

**	Not Annualized.

^^^	The Fund's fiscal year end changed from December 31 to October 31.

ØØ	Portfolio turnover excludes purchases and sales by NOX (which merged with and into the Fund on August 6, 2010) prior to the merger date.

‡‡
Includes merger related expenses. If such expenses were not included, the annualized ratio of net expenses to average net assets applicable to common shareholders for the period ended October 31, 2010 would have been 1.81%.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Neuberger Berman High Yield Strategies Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman High Yield Strategies Fund Inc. (formerly Neuberger Berman High Yield Strategies Fund) ("Fund") as of October 31, 2010, and the related statements of operations and cash flows for the period from January 1, 2010 through October 31, 2010 and for the year ended December 31, 2009, the statements of changes in net assets for the period from January 1, 2010 through October 31, 2010 and for each of the two years in the period ended December 31, 2009, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman High Yield Strategies Fund Inc. at October 31, 2010, the results of its operations and its cash flows for the period from January 1, 2010 through October 31, 2010 and for the year ended December 31, 2009, the changes in its net assets for the period from January 1, 2010 through October 31, 2010 and for each of the two years in the period ended December 31, 2009, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 20, 2010

Distribution Reinvestment Plan

The Bank of New York Mellon ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions are governed by the laws of the State of Maryland.

Directory

Investment Adviser and Administrator Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158-0180 877.461.1899 or 212.476.9000	Stock Transfer Agent The Bank of New York Mellon 480 Washington Boulevard Jersey City, NJ 07317

Sub-Adviser Neuberger Berman Fixed Income LLC 200 South Wacker Drive Suite 2100 Chicago, IL 60601	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Custodian State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111	Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the directors ("Directors") and officers ("Officers") of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by Management, NBFI and Neuberger. The Fund's Statement of Additional Information includes additional information about Directors as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

CLASS I

Independent Directors

Faith Colish (1935)	Director since 2006	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	43	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006; ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, October 2010 to Present; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	43
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

Cornelius T. Ryan (1931)	Director since 2006	General Partner and Adviser, TD2, TD3, and TOF1 Healthcare Venture Capital Partnerships; Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	43
Trustee, Norwalk Hospital Foundation, since 2000; Director, Supply Pro (privately held company), since 2008; formerly, Trustee, Norwalk Hospital, 1995 to 2004; formerly, President and Director, Randolph Computer Corp., 1966 to 1984; formerly, Director of numerous privately held portfolio companies of Oxford Partners and Oxford Bio Science Partners, 1981 to 2005.

Peter P. Trapp (1944)	Director since 2006	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	43	None.

Director who is an "Interested Person"

Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2006 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	43	Chairman of the Board, Staten Island Mental Health Society since 2008.

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

CLASS II

Independent Directors

John Cannon (1930)	Director since 2006	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	43
Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, 1992 to 2009.

C. Anne Harvey (1937)	Director since 2006	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	43
Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

George W. Morriss (1947)	Director since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	43
Manager, Old Mutual Funds of Hedge Funds fund complex (consisting of six funds), since 2006 for four funds and since 2007 for two funds; formerly, Member NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

Tom D. Seip (1950)	Director since 2006; Chairman of the Board since 2008; Lead Independent Director from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	43
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Director who is an "Interested Person"

Jack L. Rivkin* (1940)	Director since 2006; formerly, President 2006 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			43
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	43
Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not -for -profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

Robert A. Kavesh (1927)	Director since 2006	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	43
Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc. (public company), 1972 to 1986.

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

Howard A. Mileaf (1937)	Director since 2006	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	43
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Edward I. O'Brien (1928)	Director since 2006	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	43	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Candace L. Straight (1947)	Director since 2006	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	43
Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

Director who is an "Interested Person"

Joseph V. Amato* (1962)	Director since 2008
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of LBHI Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
43
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2012, 2013, and 2011, respectively, and at each third annual meeting of shareholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Director who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Fund by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Fund by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)

Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2006
Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2006
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2006 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary Neuberger since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2006
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2006
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2006
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2005; formerly, Senior Vice President, Neuberger, 2003 to 2005; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2006
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2006
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Report of Votes of Shareholders

An annual meeting of shareholders of a predecessor to the Fund, Old NHS, was held on July 1, 2010. Shareholders voted on the following matters: (1) To approve an Agreement and Plan of Reorganization pursuant to which (a) Old NHS would convert to the Fund ("Conversion") and Old NHS would dissolve under applicable state law, and (b) after the Conversion, NOX would transfer its assets to the Fund in exchange for shares of common stock and preferred stock of the Fund and the assumption by the Fund of NOX's liabilities and NOX would dissolve under applicable state law; and (2) To elect five Class II Trustees (one of which is to be elected only by holders of Old NHS's preferred shares) to serve until the annual meeting of shareholders in 2013, or until their successors are elected and qualified. Class I Trustees (which include Faith Colish, Michael M. Knetter, Cornelius T. Ryan, Peter P. Trapp and Robert Conti) and Class III Trustees (which include Joseph V. Amato, Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf, Edward A. O'Brien and Candace L. Straight) continue to hold office until the annual meeting in 2012 and 2011, respectively.

PROPOSAL 1—TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Common and Preferred Shares

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,168,433	4,735,025	2,710,087	43,857,522

PROPOSAL 2—TO ELECT FIVE CLASS II TRUSTEES (ONE OF WHICH IS TO BE ELECTED ONLY BY HOLDERS OF OLD NHS'S PREFERRED SHARES) TO SERVE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2013.

Common and Preferred Shares

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
C. Anne Harvey	122,983,699	6,187,382	—	—
George W. Morriss	123,148,054	6,023,027	—	—
Jack L. Rivkin	122,864,570	6,306,511	—	—
Tom D. Seip	122,958,580	6,212,501	—	—

Preferred Shares

	Votes For	Votes Against	Abstentions	Broker Non-Votes
John Cannon	12,300,000	—	—	—

Board Consideration of the Investment Advisory and Sub-Advisory Agreements

At a meeting held on October 14, 2010, the Fund's Board of Directors, including the Directors who are not "interested persons" of Management or the Fund ("Independent Fund Directors"), approved the continuance of the Fund's Management and Sub-Advisory Agreements ("Agreements").

In evaluating the Agreements, the Board, including the Independent Fund Directors, reviewed materials furnished by Management and NBFI in response to questions submitted by counsel for the Independent Fund Directors, and met with senior representatives of Management and NBFI regarding their personnel and operations. The Independent Fund Directors were advised by counsel that is experienced in 1940 Act matters and that is independent of Management and NBFI. The Independent Fund Directors received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and NBFI have time to respond to any questions the Independent Fund Directors may have on their initial review of the report and that the Independent Fund Directors have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted primarily to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and NBFI; (2) the performance of the Fund, including the performance of Old NHS (a predecessor to the Fund) compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund (including those realized from their relationship with Old NHS); (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel of Management and NBFI who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. In addition, the Board noted the positive compliance history of Management and NBFI as each firm has been free of significant reported compliance problems.

The Board considered the performance of Old NHS on both a market return and net asset value basis relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and NBFI and their affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board considered the mean and median of the management fees and expense ratios of the peer group. In addition, the Board considered the voluntary waiver of a portion of the management fee undertaken by Management.

The Board considered whether there were other funds that were advised or sub-advised by Management or NBFI or their affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable sub-advised funds. The Board compared the fees charged to the Fund at various asset levels to the fees charged to advised funds and a separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and the other funds and separate account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund is a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Fund's assets.

The Board also considered changes in management, staffing, resources and operations accompanying the separation of the Neuberger Berman entities from the LBHI bankruptcy estate.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability from its relationship with the Fund would not be excessive. The Board also determined that NBFI's level of profitability from the sub-advisory relationship with the Fund was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

H0768 12/10

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman High Yield Strategies Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace L. Straight.  Ms. Goss, Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.  After the close of business on August 6, 2010, Neuberger Berman High Yield Strategies Fund (“Old NHS”) merged with and into the Registrant. After Old NHS merged with and into the Registrant, Neuberger Berman Income Opportunity Fund Inc. (“NOX”) merged with and into the Fund. (See Note H to the financial statements, which are filed as part of Item 1, for more information regarding both transactions). The financial statement history prior to August 6, 2010 is that of Old NHS. For periods prior to August 6, 2010, the term the “Registrant” will refer to Old NHS.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $40,500 and $57,000 for the fiscal years ended 2009 and 2010, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $32,500 and $26,000 for the fiscal years ended 2009 and 2010, respectively.  The nature of the services provided involved agreed upon procedures relating to privately placed notes and privately placed perpetual preferred shares.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $9,250 and $9,250 for the fiscal years ended 2009 and 2010, respectively.  The nature of the services provided comprised tax compliance, tax advice, and tax planning.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $42,500 and $35,250 for the fiscal years ended 2009 and 2010, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $100,000 and $0 for the fiscal years ended 2009 and 2010, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act").  Its members are Martha C. Goss (Vice Chair), George W. Morriss (Chair), Edward I. O’Brien, Cornelius T. Ryan, Tom D. Seip, and Candace L. Straight.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis.  NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

Ann H. Benjamin and Thomas P. O’Reilly serve as portfolio managers for the Registrant since inception.  Ann H. Benjamin is a Managing Director of NB Management, Neuberger Berman LLC and Neuberger Berman Fixed Income LLC. She has been part of the Registrant’s management team since 2005. Ms. Benjamin also manages high yield portfolios for Neuberger Berman Fixed Income LLC and its predecessor, an affiliate of Neuberger Berman LLC. She has managed money for Neuberger Berman Fixed Income LLC since 1997.

Thomas P. O’Reilly is a Managing Director of NB Management, Neuberger Berman LLC and Neuberger Berman Fixed Income LLC. He has been part of the Registrant’s management team since 2005. Mr. O’Reilly also manages high yield portfolios for Neuberger Berman Fixed Income LLC and its predecessor, an affiliate of Neuberger Berman LLC. He has managed money for Neuberger Berman Fixed Income LLC since 1997.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2010.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Ann H. Benjamin
Registered Investment Companies*	3	$1,681	0	0
Other Pooled Investment Vehicles	2	$2,679	0	0
Other Accounts**	23	$5,855	1	$145
Thomas P. O’Reilly
Registered Investment Companies*	3	$1,681	0	0
Other Pooled Investment Vehicles	2	$2,679	0	0
Other Accounts**	23	$5,855	1	$145
*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible.

NB Management, Neuberger Berman LLC and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 (a)(3) Compensation (as of October 31, 2010)

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

The senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan.  We have also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period.  Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants.  Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

 (a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Ann H. Benjamin	A
Thomas P. O’Reilly	A
A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = $1,000,001 or More

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N

Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is filed herewith.

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman High Yield Strategies Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date:  December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date:  December 29, 2010

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  December 29, 2010